EXHIBIT 10.30

[UNUM LOGO]

Unum®

Protecting everything

you work for

Specimen Policy

Income Series

Individual Income Protection Insurance

Form 600 & 601

[GRAPHIC]

Unum’s uniquely packaged Income Series policy is designed to help you meet the lifelong income protection and asset preservation needs of a wide range of today’s customers. Three coverage packages – Income I, Income II (Select) and Income III (Choice) – are available, as are a number of optional benefits that allow customers to further customize their coverage to their needs and concerns.

The specimen contract in this booklet shows the general coverage provided by Income Series policy form 600 (non-cancellable coverage). Annotations show where the coverage changes for customers who choose policy form 601 (guaranteed renewable coverage).

Income I serves as core coverage under the Income Series policy, and many of the annotations in that section apply also to Income II and Income III packages. See the appropriate tabbed section for Income II and Income III for detailed information on how each of these differs from the core coverage provided by Income I.

Income Series policies and provisions may vary by state, as may the exclusions and limitations of the general coverage shown in this booklet. See the actual policy or your Unum marketing consultant for exact provisions and details of availability.

[Graphic: Income I Package]

Income I Package

Income I Package

The income Series’ strong core package of coverage is designed for a wide variety of professionals, managers and executives		[LOGO] Provident Life and Accident Insurance Company 1 Fountain Square Chattanooga, TN 37402 (John Doe), the Insured Policy Number (123456789) Disability Income Policy

Choice of non-cancellable or guaranteed renewable coverage

“Non-cancellable” means the coverage cannot be changed and premiums are guaranteed for the life of the policy, unless you change the coverage yourself and as long as premiums are paid on time. If you choose guaranteed renewable coverage (policy 601), this section will reflect that terminology and note the fact that premiums can be changed, but only for an entire class of customers.

For policies that are part of a multi-life (employer-sponsored) plan, coverage is available for ages in excess of 65.

	—>	NON-CANCELLABLE AND GUARANTEED RENEWABLE TO AGE 65, NO CHANGE IN PREMIUM RATES. As long as the premium is paid on time, We cannot change Your Policy or its premium rate until Your 65th birthday.

You can renew your policy after age 65, as long as you continue to work full time.	—>

RENEWAL OPTION AFTER YOU REACH AGE 65. SUBJECT TO CHANGE IN PREMIUM RATES. You may continue Your Policy for a Total Disability benefit with a limited benefit period while You are actively and regularly employed a minimum of 30 hours per week. There is no age limit. This option is explained in Part 4.

Satisfaction guaranteed or full premium refund within 10 days of receipt.	—>

Your Right To Cancel. If You are not satisfied with Your Policy, You may cancel it. Return the Policy to Us or Your authorized representative through whom it was purchased by midnight of the tenth day after the date You receive it. If You return the Policy by mail, it must be properly addressed, postage prepaid, and postmarked no later than midnight of that tenth day. Our mailing address is 1 Fountain Square, Chattanooga, TN 37402. Within ten days after We receive the Policy, We will refund any premium You have paid. The Policy will be considered to have never been issued.

Read Your Policy Carefully. It is a legal contract between You and Us. Signed for by Provident Life and Accident Insurance Company

[SIGNATURE]	[SIGNATURE]
Vice President, Corporate Secretary and Assistant General Counsel 600	Chairman, President and Chief Executive Officer

[Graphic: Income I Package]

TABLE OF CONTENTS

Renewal Provisions

Policy Schedule

Part — 1 Definitions

Part — 2 Exclusions

Part — 3 Premium and Reinstatement

Part — 4 Renewal Option After Age 65

Part — 5 Claims

Part — 6 The Contract

Part — 7 Benefits

Part — 8 Recurrent and Concurrent Disability

A copy of Your application, added benefits You have purchased, and any added provisions are attached at the back of the Policy.

600

POLICY SCHEDULE

		Insured/Owner – John Doe		Policy Number – 123456789
		Effective Date – January 1, 2000		First Renewal Date – January 1, 2001
Renewal Term – One Month

Summary of Premium

		Annual Premium for Disability Benefits Annual Premium for Additional Benefits Total Annual Premium Your Monthly Premium		$ XX.XX $ XX.XX $XXX.XX $XXX.XX

Four ways to pay premiums

This specimen shows monthly payment. Other standard payment mode choices are Annual, Semi-Annual and Quarterly. For policies that are part of a multi-life plan, additional payment modes may be available for payroll deduction in order to match the employer’s pay schedule.

	—>	Other Premium Paying Methods: $XXX.XX Annually $XXX.XX Semi-Annually $XXX.XX Quarterly

Table of Total Disability Benefits

		Elimination Period	Maximum Benefit Period For Total Disability	Total Disability Monthly Amount
		90 Days	To Age 65	$3,000
Additional Monthly Indemnity adds more flexibility	—>	180 Days	To Age 65	$l,000

This specimen shows a two-part benefit. The $1,000 amount has been set up as Additional Monthly Indemnity (AMI) with a different Elimination Period. See page 44 for details.

This is how long benefits will be paid during Total Disability.

The Maximum Benefit Periods for Total Disability may change due to Your age at Total Disability. Please see the Maximum Benefit Periods for Total Disability section of the Policy Schedule.

Extended Mental Disorder benefits available in most employer plans

The employer may opt to extend 24-month Mental Disorder provision to the duration of the individual’s Benefit Period (2 years, 3 years, 5 years, to age 65 or to age 67, for example), except in CA and FL.

—>

Maximum Benefit Period for Mental Disorders – 24 Months over the life of Your Policy

Benefits payable beyond the Maximum Benefit Period for Mental Disorders for a hospital confinement due to a Disability from Mental Disorders will in no event exceed the Maximum Benefit Periods for Total Disability.

All three Income Series policies share this 24- month “own occupation” provision. At the end of 24 months, Income I benefits depend on the ability to perform “any occupation for which you are suited by education, training or experience.” See pages 7 and 10 under Definitions for exact language.

	—>	Your Occupation Period – 24 Months
Maximum Benefit Periods for Total Disability
For Total Benefits payable To Age 65, if Total Disability begins:

		Before Age 61 At Age 61, but before Age 62 At Age 62, but before Age 63 At Age 63, but before Age 64 At Age 64, but before Age 65 At or after Age 65, but before Age 75 At or after Age 75		To Age 65 48 Months 42 Months 36 Months 30 Months 24 Months 12 Months

600

Graphic: Income I Package

For Total Disability Benefits Payable for 5 Years, If Total Disability begins:

		Before Age 61		60 Months
		At Age 61, but before Age 62		48 Months
		At Age 62, but before Age 63		42 Months
		At Age 63, but before Age 64		36 Months
		At Age 64, but before Age 65		30 Months
		At or after Age 65, but before Age 75		24 Months
		At or after Age 75		12 Months

Provides benefits for less-than-total (Residual) disability and includes a Work Incentive Benefit (WIB) designed to help ease the customer back into the workplace after a disability. Residual benefits are based on loss of income. See page 18 for a description of how these are calculated. During the Income I Work Incentive Benefit (WIB) period, an additional short-term benefit can replace up to 100% of prior income, within the maximum benefit amount for the customer, as shown in the Policy Schedule. (Note that the WIB period is different for Income II and Income III coverage. See tabbed sections for details.)

	—>	Residual Disability Benefits
		Elimination Period	Work Incentive Period	Maximum Benefit Period for Residual Disability

		90 Days	3 Months	24 Months

Allows the customer to exchange income protection insurance for individual long-term care (LTC) insurance between the ages of 60 and 70. The LTC benefit period available to Income I customers is 3 years. See page 28 for details. (Note that the LTC benefit period differs for Income II and Income III packages.)

	—>	Lifetime Continuation Option

		Elimination Period	Benefit Amount for Long Term Care Policy	Lifetime Maximum Benefit Amount for Long Term Care Policy
		90 Days	$3,000 per month	$108,000

Three years of automatic coverage increases available standard in the policy. See page 29 for a complete description.	—>	Schedule of UPDATE Increases

		Increase Date	Monthly Benefit Increase	Annual Premium Increase
		January 1, 2000	$200	$XX
		January 1, 2001	$200	$XX
		January 1, 2002	$200	$XX

A selection of optional benefits can customize coverage more closely to the customer’s needs and concerns. Complete descriptions can be found under the Optional Benefits tab.	—>	Table of Additional Benefits
		Description		Annual Premium Prior to Age 65

		Cost of Living Adjustment Option		$XX.XX
		Rider Effective Date:		January 1, 2000

		Catastrophic Disability Benefit:		$XX.XX
		Rider Effective Date:		January 1, 2000
		Catastrophic Disability Elimination Period:		90 Days
		Catastrophic Disability Benefit Amount:		$2,500 per month

		Future Income Option		$XX.XX
		Rider Effective Date:		January 1, 2000
		FIO Expiration Date:		January 1, 2014
		Unit of Increase:		$1,000
		Maximum Number of Increase Units:		6

600

Social Insurance Substitute (SIS) Benefit		$XX.XX
Rider Effective Date	January 1, 2000
Maximum SIS Benefit:	$1,000 per month
SIS Elimination Period:	90 Days
SIS Benefit Period:	To Age 65
SIS Expiration Date:	Your Age 65

Lifetime Continuation Option Increase (LCOI)		$XX.XX
Rider Effective Date:	January 1, 2000
LCOI Amount:	$4,000
LCOI Expiration Date:	Your Age 70
600

[Graphic: Income I Package]

INTRODUCTION

This Policy is a legal contract between You and Us. It is issued in consideration of the payment, in advance, of the premium and of Your statements and representations in the application(s). A copy of the application(s) is attached and is part of Your Policy. Omissions and misstatements in the application(s) could cause an otherwise valid claim to be denied or Your Policy to be rescinded.

We agree to pay benefits subject to all of the provisions contained in Your Policy. You agree to do all that would be reasonably expected to mitigate any loss. Loss must begin while Your Policy is in force.

These terms are used throughout the policy.	—>	PART 1 – DEFINITIONS THE FOLLOWING WORDS HAVE SPECIAL MEANINGS. THEY ARE IMPORTANT IN DESCRIBING YOUR RIGHTS AND OUR RIGHTS UNDER THE POLICY. REFER BACK TO THESE MEANINGS AS YOU READ YOUR POLICY.

This “any occupation” provision applies to Income I after the 24-month “own occupation” period. (Note that different and enhanced provisions apply to Income II and Income III after 24 months of “own occupation” benefits.)

—>

Any Occupation means Any Occupation for which You are reasonably fitted based on education, training or experience.

Concurrent Disability means a Disability that is caused by more than one Injury and/or Sickness.

Contest means that We question the validity of coverage under Your Policy by letter to You. This contest is effective on the date We mail the letter and refund the premium to You.

CPI-U means the Consumer Price Index for all Urban Consumers. It is published by the United States Department of Labor. If this index is discontinued or if the method of computing is materially changed, We may choose another index. We will choose an index that, in Our opinion, would most accurately reflect the rate of change in the cost of living in the United States. CPI-U will then mean the index We choose.

CPI-U Change means the result of a computation We will make as of each Review Date. We will divide the CPI-U for the most recent Index Month by the CPI-U for the Index Month prior to the most recent Index Month.

CPI-U Factor means the result of the CPI-U Change as of the current Review Date multiplied by the CPI-U Change for each prior Review Date occurring since the Disability began. The CPI-U Factor as of the first Review Date will equal the CPI-U Change as of that Review Date. The CPI-U Factor is determined as of each Review Date while Disability continues.

Disability or Disabled means that You are Totally Disabled or Residually Disabled. Disability must start while this Policy is in force. A Disability begins with an Elimination Period and has a maximum benefit period applied to it.

Effective Date means the date that the Policy becomes effective. It is shown in the Policy Schedule.

600

Available choices include 60, 90, 180 and 365 days. (30-day period also available with 2-, 3-, 5-year Benefit Period. A 730-day choice is also available for AMI and SIS benefit amounts if these are purchased. See page 44 for the language that applies to AMI.

—>

Elimination Period means the number of days that must elapse in a Disability before benefits become payable. The number of days is shown in the Policy Schedule. These days need not be consecutive; they can be accumulated during a Disability to satisfy an Elimination Period. Benefits are not payable, nor do they accrue, during an Elimination Period.

Hospital means an institution legally operating as a facility that:

1.  is mainly engaged in providing in-patient medical care for diagnosis and treatment of Injury or Sickness, and routinely makes a charge for such care;

2.  is supervised by a staff of Physicians on the premises: and

3.  provides on the premises 24 hour nursing services by registered graduate nurses.

In no event will Hospital include any institution:

1.  which is run mainly as a rest, nursing or convalescent home;

2.  in which any part is mainly for the care of the aged; or

3.  which is engaged in the schooling of its patients.

Index Month means the calendar month four months prior to the calendar month in which a Review Date occurs. The first Index Month for any Disability will be the calendar month four months prior to the month that Your Disability began.

Injury or Injuries means accidental bodily injury that occurs after the Effective Date and while Your Policy is in force.

Insured is named in the Policy Schedule and is the owner of this Policy.

Loss of Earnings for any month means Your Prior Earnings minus Your Monthly Earnings in the month for which a benefit is claimed. This difference will be considered a Loss of Earnings to the extent it is due to the Injury or Sickness that caused the Disability. The Loss of Earnings must be at least 20% of Prior Earnings.

Maximum Benefit Period for Mental Disorders is the longest period of time for which We will pay benefits for loss contributed to or caused by Mental Disorders. It is shown in the Policy Schedule.

Maximum Benefit Period for Residual Disability is the longest period of time for which We will pay benefits during a Residual Disability. It is shown in the Policy Schedule.

Maximum Benefit Period for Total Disability is the longest period of time for which We will pay benefits during a Total Disability. It is shown in the Policy Schedule.

Mental Disorders means any disorder (except dementia resulting from stroke, trauma, infections or degenerative diseases such as Alzheimer’s disease) classified in the Diagnostic and Statistical Manual of Mental Disorders (DSM), published by the American Psychiatric Association, most current as of the start of a Disability. Such disorders include, but are not limited to psychotic, emotional or behavioral disorders, or disorders relatable to stress or to substance abuse or dependency. If the DSM is discontinued or replaced, these disorders will be those classified in the diagnostic manual then in use by the American Psychiatric Association as of the start of a Disability.

600

[Graphic: Income I Package]

Monthly Earnings means Your salary, wages, commissions, bonuses, fees and income earned for services performed. If You own any portion of a business or profession, it means:

1.  Your share of income earned by that business or profession;

2.  less Your share of business expenses that are deductible for Federal income tax purposes;

3.  plus Your salary and any contributions to a pension or profit sharing plan made on Your behalf.

Monthly Earnings does not include:

1.  income from deferred compensation plans, disability income policies or retirement plans; or

2.  income not derived from Your vocational activities.

We will allow either the cash or accrual accounting method, but during a Disability, the same method must be used when determining Loss of Earnings.

Physician means a person who is licensed by law, and is acting within the scope of the license, to treat Injuries or Sickness that results in a Disability. A Physician cannot be You or anyone related to You by blood or marriage, a business or professional partner, or any person who has a financial affiliation or business interest with You. A Physician must be a licensed psychiatrist or a licensed doctoral level psychologist if a Disability is due to a Mental Disorder that is classified in the Diagnostic and Statistical Manual of Mental Disorders (DSM), or its successor, published by the American Psychiatric Association as of the beginning of a Disability.

Physician’s Care means the regular and personal care of a Physician as frequently as is medically required according to standard medical practice, and which, under prevailing medical standards, is appropriate for the condition causing the Disability.

Policy means the legal contract between You and Us. The policy, any application(s), the Policy Schedule(s) and any attached papers that We call riders, amendments, or endorsements make up the entire contract between You and Us.

Note that this provision does not apply for guaranteed-standard-issue multi-life plans. In such cases, eligible employees qualify for coverage if they have been at work full-time for the 60 days prior to applying for insurance. (60-day period may be extended in some multi-life offers.)

—>

Pre-existing Conditions means a sickness or physical condition for which prior to the Effective Date:

1.  symptoms existed that would cause an ordinarily prudent person to seek advice or treatment from a Physician; or

2.  advice or treatment was recommended by or received from a Physician.

Prior Earnings means the greater of Your Monthly Earnings:

1.  for the 12 months just prior to the Disability for which claim is made; or

2.  for the fiscal year with the higher earnings of the last two fiscal years prior to the Disability for which claim is made.

Starting as of the first Review Date, We will make an inflation adjustment to Your Prior Earnings. We will multiply Your Prior earnings by the CPI-U Factor. The result will be used until the next Review Date to compute Residual Disability Benefit amounts payable. The inflation adjustment increase will be at least 2% of Your Prior Earnings amount. In no event will the inflation adjustment increase be more than 10% of Your Prior Earnings amount.

600

Recurrent Disability means a Disability that occurs within six months after the end of a previous Disability that is due to the same or related causes.

Residual Disability or Residually Disabled means that You are not Totally Disabled, but due to Injury or Sickness:

1. You are unable to perform one or more of the material and substantial duties of Your Occupation; or You are unable to perform them for as long as normally required to perform them; and

2. You are receiving Physician’s Care. We will waive this requirement if We receive written proof acceptable to Us that further care would be of no benefit to You.

After the end of the Elimination Period, Residual Disability or Residually Disabled also means:

3. You incur a Loss of Earnings while You are engaged in Your Occupation or Any Occupation.

Review Date means each anniversary of the start of a Disability.

Rider Effective Date means the date that the Rider becomes effective. It is shown in the Policy Schedule.

Sickness means sickness or disease that first manifests itself after the Effective Date and while Your Policy is in force. It includes Disability from surgery performed to improve Your appearance or prevent disfigurement or to transplant part of Your body to someone else.

Total Disability or Totally Disabled means that because of Injuries or Sickness:

1. You are unable to perform the material and substantial duties of Your Occupation; and

2. You are not engaged in any other occupation; and

Although this provision for Physician’s Care applies to qualification for all benefits payable under the Income Series, it will be waived if Unum receives acceptable proof that such care would be of no further benefit.

—>

3.  You are receiving Physician’s Care. We will waive this requirement if We receive written proof acceptable to Us that further Physician’s Care would be of no benefit to You.

After the end of the Your Occupation Period, then Total Disability also means:

4.  You are unable to perform the material and substantial duties of Any Occupation.

Total Disability Monthly Amount is shown in the Policy Schedule.

We, Our, and Us refer to The Provident Life and Accident Insurance Company and its affiliates.

Work Incentive Period for Residual Disability is shown in the Policy Schedule.

You, Your and Yourself refer to the Insured named in the Policy Schedule.

Your Occupation means the occupation or occupations, as performed in the national economy, rather than as performed for a specific employer or in a specific location, in which You are regularly engaged at the time You become Disabled.

600

[Graphic: Income I Package]

This section describes situations in which policy benefits are not available.	—>	PART 2 – EXCLUSIONS Exclusions We will not pay benefits for a Disability contributed to or caused by:

1. war or act of war, whether declared or undeclared; or 2. the suspension, revocation or surrender of Your professional license to practice in Your Occupation; or
Note that this exclusion does not apply to qualified multi-life plan coverage. In such cases, pregnancy is covered as any other sickness.	—>

3.  normal pregnancy or childbirth during the first 90 days of Disability (We will pay benefits for loss caused by complications of pregnancy. Complications are physical conditions that physicians consider distinct from pregnancy even though caused or worsened by pregnancy. Examples of conditions that are not complications include false labor and morning sickness.)

4.  Your commission or attempt to commit a crime, or Your being engaged in an illegal occupation; or

5.  intentionally self inflicted injuries; or

6.  any loss We have excluded by name or specific description (any such exclusion will appear in the Policy Schedule).

We will not pay benefits for any period You are incarcerated during a Disability.

We will not pay benefits for more than 12 months while You reside outside the United States or Canada. You will be considered to reside outside these countries when You have been outside the United States or Canada for a total period of 6 months or more during any 12 consecutive months during a Disability.

Note that this limitation may not apply to guaranteed-standard-issue or guaranteed-to-issue coverage in plans sponsored by employers.	—>

Pre-existing Conditions Limitation

We will not pay benefits for a Disability caused by a Pre-existing Condition that was not disclosed, or that was misrepresented, in answer to a question in the application for this Policy.

600

PART 3 – PREMIUM AND REINSTATEMENT

Payment of Premium The first term of this Policy starts on the Effective Date shown in the Policy Schedule. It ends on the First Renewal Date. Later terms are periods for which You pay renewal

For Guaranteed Renewable coverage:

If the coverage is guaranteed

renewable (policy 601) instead of non-cancellable (policy 600), there will be a paragraph here in the policy stating: “Our renewal premium will be based on Our rates then in effect for Your rating group. We can change the premium rate but only if We change the rate for everyone who has this policy form in Your rating group in Your state.”

—>

premiums. All terms will begin and end at 12:01 A.M., Standard Time at Your home. You continue the Policy in force from term to term by paying premiums when due. The renewal premium for each term is due on the day the preceding term ends, subject to the grace period.

Premiums may be paid annually or semi-annually. If Our rules permit it, You can pay the premiums quarterly or monthly. We will allow You to change this by written request. But, We will not allow a change while You are Disabled.

The customer has up to 31 days after each premium due date to pay each premium, during which time the policy remains in force.	—>

Grace Period

After the first premium has been paid, a grace period of 31 days is allowed for late payment of premium. Your Policy will remain in force during the grace period.

If the premium is not paid when it is due or within the grace period, the Policy will lapse.

Reinstatement

If a renewal premium is not paid before the grace period ends, the Policy will lapse. You may apply to reinstate this Policy within six months from the date of the Policy lapse by: 1) completing an application for reinstatement and 2) paying the full amount of overdue premium. You will be given a conditional receipt for the premium tendered. If Your application is approved, the Policy will be reinstated as of the approval date. If We fail to act on Your application (by approving or disapproving it) within 45 days from the date of the conditional receipt, the Policy will be reinstated on that 45th day.

If We or one of Our authorized representatives accept the overdue premiums without requiring an application for reinstatement, the Policy will be reinstated.

The reinstated Policy will cover only loss that results from Injuries that occur after the date of reinstatement or Sickness that is first manifested more than 10 days after that date. In all other respects, Your rights and Ours will remain the same, subject to any provisions noted on or attached to the reinstated Policy.

Premium Refund

We will make pro-rata refunds of premium:

1.  in the event of Your death (such refunds will be made to Your estate for any premium paid for a period beyond the date of Your death.);

2.  if the Policy terminates because You stop working (except because of Injury or Sickness) when this Policy has been continued after Your 65th birthday, or if later, after it has been in force for five years;

3.  if You suspend Your Policy in accordance with the Suspension During Military Service provision: or

4.  in accordance with the Waiver of Premium provision.

600

[Graphic: Income I Package]

Suspension During Military Service

If You enter full time, active duty in the military (land, sea, or air ) service of any nation or international authority. You may suspend this Policy. However, You may not suspend the Policy during active military training lasting three months or less. The Policy will not be in force while it is suspended, and You will not have to pay any premiums. When We receive Your written request to suspend the Policy, We will refund the pro-rata portion of any premium paid for a period beyond the date We receive Your request.

If Your full time active duty in military service ends before Your 65th birthday, You may place this Policy back in force without evidence of insurability . Your coverage will start again when:

1.  We receive Your written request to place the Policy back in force; and

2.  You have paid the pro-rata premium for coverage until the next premium due date.

We must receive Your request and premium payment within 90 days after the date Your active duty service in the military ends. Premiums will be at the same rate they would have been had Your Policy remained in force. The Policy will not cover any loss due to Injuries that occur or Sickness that is first manifested while the Policy is suspended. In all other respects. You and We will have the same rights under the Policy as before it was suspended.

No premium due while the customer is disabled and receiving benefits.	—>

Waiver of Premium

After 90 days of Disability resulting from Injuries or Sickness not excluded from coverage, We will:

1.  refund any premiums for this Policy that were due and paid while You were Disabled; and

2.  waive the payment of premiums that thereafter become due for as long as the Disability continues, but not beyond the maximum benefit period.

After the Disability ends, or after the maximum benefit period ends, whichever comes first, to keep this Policy in force You must resume the payment of premiums by paying the pro-rata premium until the next premium due date. Thereafter premiums will be due and payable as provided in the Policy.

For premiums to be waived, You must provide Us with satisfactory proof of Disability.

600

PART 4 – RENEWAL OPTION IF EMPLOYED BENEFITS FOR TOTAL DISABILITY – LIMITED BENEFIT PERIOD

Renewal Option
After Your 65th birthday You may continue Your Policy while:

1. You remain actively and regularly employed for at least 30 hours per week; and
2. The premium is paid on time.

We can require proof after Your 65th birthday that You have continued to be actively and regularly employed for at least 30 hours per week.

The Policy must be in force when You elect this option.

The only benefits that will continue under this option are Benefits for Total Disability. All other benefits and options in force on Your 65th birthday will end on that date, unless otherwise stated in Your Policy.

Maximum Benefit Period for Total Disability
If You elect this option, We will pay the Total Disability Monthly Amount subject to the same provisions, exceptions and limitations in the Policy.

For Total Disability starting:

After age 65 and until age 75, benefits are payable for up to 24 months. After age 75, benefits are payable for up to 12 months.	—>

1.  After Your 65th birthday, but before Your 75th birthday, the Maximum Benefit Period for Total Disability will be 24 months or the period shown in the Policy Schedule if less; and

2.  After Your 75th birthday, the Maximum Benefit Period for Total Disability will be 12 months.

Premiums after Age 65

The premium will be the rate then in effect for Your rating group. We can change the premium rate but only if We change the rate for everyone who has this policy form in Your rating group in Your state.

Any premium paid after Your 65th birthday for a period not covered by Your Policy under this option will be returned to You.

600

[Graphic: Income I Package]

This section describes how to submit a claim for disability and how benefits are paid.	—>

PART 5 – CLAIMS

Time of Loss

All losses must occur while Your Policy is in force.

Written Notice of Claim

Written notice of claim must be given to Us within 30 days after Your Disability begins. If this cannot be done, then notice must be given as soon as reasonably possible.

Claim Forms

After We receive the written notice of claim, We will send You Our proof of loss forms within 15 days. If We do not, You will meet the written proof of loss requirements if You send Us, within the time set forth below, a written statement of the nature and extent of Your loss.

Written Proof of Loss

Written proof of loss must be sent to Us within 90 days after the end of each period for which You are claiming benefits. If that is not reasonably possible, Your claim will not be reduced or denied for that reason if such proof is filed as soon as is reasonably possible. However, unless You are legally incapacitated, written proof must be given one year after the date it was required.

We can require any proof that We consider necessary to consider your claim. This may include medical information, personal and business tax returns filed with the Internal Revenue Service, financial statements, accountant’s statements or other proof acceptable to Us. Also, We or an independent accountant retained by Us shall have the right to examine the financial records of the business and of the Insured as often as We may reasonably require.

Examinations

At Our expense, We can require that You undergo a medical examination, functional capacity examination and/or psychiatric examination, including any related tests as are reasonably necessary to the performance of the examination by a Physician or specialist appropriate for the condition at such time and place and as frequently as We may reasonably require. We reserve the right to select the examiner. We will pay for the examination, including the costs associated with Your travel to the examination, if the examination cannot be conducted locally.

You must meet with Our representative for a personal interview or review of records at such time and as frequently as We reasonably require.

Responsibility to Obtain Appropriate Medical Care

You have the responsibility to obtain all reasonably appropriate medical care and treatment using all generally accepted medical procedures for the condition upon which the claim for benefits under the Policy is based. This medical care must be medically reasonable for such conditions to an ordinarily prudent person.

600

Time of Payment of Claims

After We receive satisfactory written proof of loss, We will pay monthly all benefits We owe You at the end of each month of Disability. For periods less than one month, We will pay  1/30th of the benefit for each day of Disability. The balance of any unpaid benefits will be paid promptly at the end of the claim.

Payment of Claims

All benefits will be paid to You. Benefits terminate upon Your death. If any benefit is payable but not yet paid upon Your death, then We will pay Your estate. If You are not competent to give valid release, We can pay up to 1,000 dollars to one of Your relatives who We believe is entitled to it. If We do that in good faith, We will not be liable to anyone for the amount We pay.

This provision applies to policies issued through a qualified multi-life plan.	—>

ERISA

Your rights under the Employee Retirement Income Security Act of 1974 (ERISA): If the coverage of this Policy qualifies under an employee welfare benefit plan established and maintained by the employer and governed by ERISA, We will be the claims administrator and have full, final, binding and exclusive discretion to determine benefits. The administrator’s claim decision will not be overturned unless it is arbitrary and capricious or lacking any rational basis.

You have the right to appeal Our decision under the terms of this plan and under ERISA. This appeal should be sent within 90 days of the receipt of Our denial. It should be sent to:

Provident Life and Accident Insurance Company

Customer Care Center

1 Fountain Square

Chattanooga, TN 37402

Your appeal should include any additional important information not initially submitted or available. You should submit copies of all appropriate documents and the reason why You believe different action should be taken under the terms of Your Policy.

The Customer Care Center will make a final determination on Your request for appeal within 60 days from the receipt of Your appeal. If We do not receive any additional information from You within the 90 day period, We will consider Our original denial to be Our final determination on this matter.

600

[Graphic: Income I Package]

PART 6 – THE CONTRACT

Entire Contract; Changes

This Policy (with the application and attached papers) is the entire contract between You and Us. No change in this Policy will be effective until approved by a Company officer. This approval must be noted on or attached to this Policy. No agent may change this Policy or waive any of its provisions.

These provisions may be waived for guaranteed-standard-issue coverage provided in a multi-life plan sponsored by an employer.	—>

Time Limit On Certain Defenses

Misstatements in the Application

After two years from the Effective Date of this Policy, no misstatements or omissions, except fraudulent misstatements or omissions, made by You in the application for this Policy will be used to void or Contest the Policy or to deny a claim for loss incurred or Disability that starts after the end of such two year period.

Limitation on Pre-existing Conditions

No claim for loss incurred or Disability that starts after two years from the Effective Date of this Policy will be reduced or denied on the ground that a sickness or physical condition not excluded by name or specific description had existed before the Effective Date of this Policy.

Conformity With State Statutes

Any provisions in this Policy which, on its Effective Date, conflict with the laws of the state in which You reside on that date is amended to meet the minimum requirement of such laws.

Legal Action

You cannot bring legal action within 60 days from the date written proof of loss is given. You cannot bring it after 3 years from the date written proof of loss is required.

Assignment

We will not be bound by an assignment of Your Policy for any claim unless We receive a written assignment at Our home office before We pay the benefits claimed. We will not be responsible for the validity of any assignment. An absolute assignment is a change of policy owner to the assignee. A collateral assignment is not a change of the policy owner; in this case benefits will be paid jointly to the policy owner and the assignee.

Misstatement of Age

If Your age has been misstated, the benefits under the Policy will be those that the premium You paid would have purchased at Your correct age.

600

PART 7 – BENEFITS

Benefits for Total Disability

If You are Totally Disabled, We will pay benefits as follows:

1.  Benefits start to accrue on the day of Total Disability following the Elimination Period.

2.  The Total Disability Monthly Amount will be paid for as long as Total Disability continues, but not beyond the Maximum Benefit Period for Total Disability.

Benefits for Disability Resulting from a Mental Disorder

If Your Disability is contributed to or caused by a Mental Disorder, We will pay benefits according to the provisions of this Policy, except as limited by the Maximum Benefit Period for Mental Disorders.

If, at the end of the Maximum Benefit Period for Mental Disorders, You are continuously confined, due to a Disability from Mental Disorders, in a Hospital under the care of a Physician, We will waive the Maximum Benefit Period for Mental Disorders for the duration of Your hospital confinement for this Disability.

Also covers less-than-total disability Residual benefits are based on the level of income lost due to less-than-total disability. Prior total disability is not required for Residual benefits.	—>

Benefits for Residual Disability

If You are Residually Disabled, We will pay benefits as follows:

1.  Benefits start to accrue on the day of Residual Disability following the Elimination Period or after Your Total Disability ends, if later.

2.  The Residual Disability Monthly Amount will be determined each month using the following formulas:

Higher benefits apply during an initial return-to-work period after total disability

Unum’s Work Incentive Benefit (WIB) provides an enhanced short-term benefit payable during the initial return to work after disability. Subject to the maximum benefit amount shown in the Policy Schedule, Income I’s WIB can replace up to 100% of prior income for the first three months after the return to work. (Note that the WIB period differs for Income II and Income III. See the appropriate tab section for the WIB period that applies to each of these packages.)

	—>	During the Work Incentive Period, the following formula will be used:
		Prior Earnings minus (-) Monthly Earnings			=	Residual Disability Monthly Amounts
*Residual Disability Monthly Amount cannot exceed the Total Disability Monthly Amount.

This is the formula used to calculate Residual benefits after the initial WIB period.	—>	After the Work Incentive Period, the following formula will be used:

		Loss of Earnings Prior Earnings	X	Total Disability Monthly Amount	=	Residual Disability Monthly Amount

If the Loss of Earnings equals 75% or greater of Prior Earnings, We will deem the loss to be 100% of Prior Earnings.

3. The Residual Disability Monthly Amount will be paid for as long as Residual Disability continues, but not beyond the Maximum Benefit Period for Residual Disability.

Residual Disability benefits will not be paid for any days for which Total Disability benefits are paid.

600

[Graphic: Income I Package]

Unum’s expert Rehabilitation Services aim at helping disabled customers return to self-sufficiency

The extensive Rehabilitation Services described in this section are included in the policy, as long as the customer and Unum agree mutually in writing on a program aimed at facilitating the return to work. Benefits will continue while the customer participates in the rehabilitation program.

—>

Rehabilitation Benefit

Rehabilitation will be voluntary on Your part and on Our part. If You and We agree on a program of occupational rehabilitation in advance, We will pay for the program as set forth in a written agreement. The goal of the program must be to return You to work.

The extent of Our role will be determined by the written agreement. Generally, We will pay the expenses of the program that are not already covered by some other social or insurance program. Some of the services that might be provided could include, but are not limited to:

1.      coordination of physical rehabilitation and medical services;

2.      financial and business planning;

3.      vocational evaluation and transferable skills analysis;

4.      career counseling and retraining;

5.      labor market surveys and job placement services; and

6.      evaluation of necessary worksite modifications and adaptive equipment.

We can periodically review the program and Your progress in it. We will continue to pay for the program as long as We determine that it is helping You return to work in Your Occupation during Your Occupation Period or Any Occupation thereafter.

As long as You continue to qualify for Policy benefits, participation in the program will not, of itself, be considered a recovery from Injury or Sickness, and benefits will continue as provided in the Policy while You are actively participating in the program.

PART 8 – RECURRENT DISABILITY AND CONCURRENT DISABILITY

Recurrent Disability

If after the end of a Disability You have a Recurrent Disability, it will be considered to be a continuing Disability in order to determine the Elimination Period and the maximum benefit period applied to it.

Concurrent Disability

We will pay benefits for a Concurrent Disability as if it was caused by only one Injury or Sickness. We will not pay for more than one Disability benefit for the same period, except in the event of a Catastrophic Disability. We will always pay the larger benefit.

600

[Graphic: Income II (Select) Package]

Income II (Select) Package

Income II (Select) Package

This rider page will be added to policies for customers who choose the Income II (Select) package of coverage. Income II includes an enhanced provision for total disability benefits after the initial 24-month “own occupation” period common to all three packages. Income II also enhances core coverage with:

• Longer-term Residual Benefits for less-than-total disability beyond the 24-month period provided by Income I, to the full duration of the Benefit Period chosen by the customer (3 years, 5 years, to age 65 or to age 67)

• Introduction of 6-Month Recovery Benefits to provide financial support while a formerly-disabled customer is rebuilding earnings

• Longer Work Incentive Benefit period, extending the 3-month Income I WIB to six months

• Longer Lifetime Continuation benefit period, extending the 3-year LTC benefit period available with Income I to six years with Income II

—>

SELECT RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

DEFINITIONS

Full-Time Work means working at least as many hours as You worked prior to Disability. In no event will We consider Full-Time Work to mean more than 50 hours per week.

This “any occupation” provision applies to Income II benefits during disability after the 24-month “own occupation” period. (Note that different provisions apply for the Income I and Income III packages after 24 months.)

—>

Any Occupation means Any Occupation for which You are reasonably fitted based on education, training or experience that can be expected to generate at least 60% of Prior Earnings within 12 months of returning to Full-Time Work.

Maximum Benefit Period for Recovery Benefits is the longest period of time for which We will pay benefits during a Recovery. It is shown in the Policy Schedule.

Recovery means that, following a Disability that continued at least until the end of the Elimination Period:

1.  You incur a Loss of Earnings that is due to the prior Injury or Sickness that caused the Disability; and

2.  You have returned to Full Time Work in Your Occupation.

BENEFITS

Benefits for Gainful Occupation

If, after the Your Occupation Period ends while You are Totally Disabled, You are still unable to perform the material and substantial duties of Your Occupation but You are able to perform the material and substantial duties of Any Occupation, We will pay benefits as follows:

If You are not working in Any Occupation to the full extent permitted by the restrictions and limitations resulting from Your Injuries or Sickness, We will pay You a Gainful Occupation Benefit which will be determined each month using the following formula:

Total Disability	X	50%	=	Gainful Occupation
Monthly Benefit				Benefit

You must continue to receive Physician’s Care. We will waive this requirement if We receive written proof acceptable to Us that further Physician’s Care would be of no benefit to You.

600-S

[Graphic: Income II (Select) Package]

Recovery Benefit Pays a proportional benefit for six months after the customer returns to work full-time in his or her own occupation, while earnings are rebuilt	—>

Benefits for Recovery

If You experience a Recovery, We will pay benefits as follows:

1.  Benefits start to accrue on the day after Your Disability ends.

2.  The Recovery Benefit will be determined each month using the following formula:

Loss of Earnings    X    Total Disability    =    Recovery Benefit

  Prior Earnings            Monthly Amount

3.  The Recovery Benefit will be paid for as long as Your Recovery continues, but not beyond the Maximum Benefit Period for Recovery Benefits.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]

Chairman, President and Chief Executive Officer

600-S

Income III (Choice) Package

[Graphic: Income III (Choice) Package]

Income III (Choice) Package

This rider page will be added to policies for customers who select the Income III (Choice) package of coverage. Income III includes a different provision for total disability benefits than Income I and Income II after the initial 24-month “own occupation” period common to all three packages, enhancing core coverage with:

• Long-term Own-Occupation Benefits, for own-occupation coverage during the full duration of the benefit period chosen by the customer (3 years, 5 years, to age 65 or to age 67)

• Longer-term Residual Benefits for less-than-total disability beyond the 24-month period provided by Income I, to the full duration of the benefit period chosen by the customer (3 years, 5 years, to age 65 or to age 67)

• Recovery Benefits for 12 Months to provide financial support while the formerly-disabled customer is rebuilding earnings

• Longer Work Incentive Benefit period, extending the WIB to twelve months

• Lifetime Continuation benefit period of six years

—>

CHOICE RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

DEFINITIONS

Full Time Work means working at least as many hours as You worked prior to Disability. In no event will We consider Full Time Work to mean more than 50 hours per week.

Maximum Benefit Period for Recovery Benefits is the longest period of time for which We will pay benefits during a Recovery. It is shown in the Policy Schedule.

Recovery means that, following a Disability that continued at least until the end of the Elimination Period:

1.  You incur a Loss of Earnings that is due to the prior Injury or Sickness that caused the Disability; and

2.  You have returned to Full Time Work in Your Occupation.

BENEFITS

Benefits for Recovery

If You experience a Recovery, We will pay benefits as follows:

1.  Benefits start to accrue on the day after Your Disability ends.

2.  The Recovery Benefit will be determined each month using the following formula:

Loss of Earnings	x Total Disability	= Recovery Benefit
Prior Earnings	Monthly Amount

3. The Recovery Benefit will be paid for as long as Your Recovery continues, but not beyond the Maximum Benefit Period for Recovery Benefits.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]
Chairman, President and Chief Executive Officer

600-C

Optional Income Series Benefits

Some of the following options are included as standard choices that can be exercised in any base Income Series policy. Others must be chosen as additions to the policy at the initial application for base coverage.

Options that are standard in the policy include:

•	Lifetime Continuation Option (page 28)
•	Update Increases (page 29)

Options that can be added at the time of application include:

•	Catastrophic Disability Benefit (page 30)
•	Social Insurance Substitute (SIS) benefits (page 32)
•	Cost of Living Adjustments (page 34)
•	Future Increase Options (FIO) (page 37)
•	LTD Insurability (page 40)
•	Lifetime Continuation Option Increase (LCOI) (page 43)
•	Additional Monthly Indemnity (AMI ) (page 44)

[Graphic: Optional Income Series Benefits]

Lifetime Continuation Option

Lifetime Continuation Option standard in all packages

Automatically included in all Income Series policies where allowed by state regulations, this benefit allows the exchange of earning-years income protection insurance for long-term care (LTC) insurance when the need changes to asset preservation. The LTC benefit period available with Income I coverage is 3 years. With Income II or Income III coverage, the LTC benefit period is 6 years. Increases to the base LTC benefit are available if the Lifetime Continuation Option Increase rider is added to the policy. See page 43 for information on this increase rider.

—>

LIFETIME CONTINUATION OPTION RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

DEFINITIONS

Benefit Amount for Long Term Care Policy is shown in the Policy Schedule. It is the benefit amount We will issue to You under the Long Term Care Policy, subject to Your timely payment of premiums for your Policy.

Lifetime Maximum Benefit Amount for Long Term Care Policy is shown in the Policy Schedule. It is the total dollar amount of benefits that will be paid under the Long Term Care Policy.

Long Term Care Policy means an individual long term care policy that is subject to the following terms:

1.  It will be an individual long term care policy that We, or Our affiliates offer at the time the exchange is made and will be issued with the Benefit Amount for Long Term Care Policy and Lifetime Maximum Benefit Amount for Long Term Care Policy;

Unum guarantees that the LTC policy will meet minimum standards for such coverage that are in effect when the exchange is made.	—>	2. It will meet or exceed all applicable federal and state minimum standards in effect for such policies at the time the exchange is made;

Although the ability to exchange does not add to the premium for income protection under the base policy, the premium for LTC coverage obtained through the Lifetime Continuation provision will be the standard premium charged for such LTC coverage at the time of the exchange

	—>	3. The premium for the Long Term Care Policy will be the premium We charge for Your age and Long Term Care Benefit Amount at the time the exchange is made.

BENEFITS
LTC benefits are available through this exchange provision without evidence of insurability at ages specified.	—>

You may exchange Your Policy for a Long Term Care Policy without submitting evidence of insurability:

1.  Between age 60 and age 70 if You are not Disabled;

2.  Between age 65 and age 70 if You are Disabled, but have received the maximum benefits allowable under this Policy.

3.  On Your age 70. If You are Disabled and receiving benefits on this date, You may defer the exchange until You have received the maximum benefit amount for the Disability.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]

Chairman, President and Chief Executive Officer

600-LC

Availability varies by state for this option. Not available in WA and CT. See your Unum marketing consultant for details that apply in your area.

Update Increases

Update options standard in all packages

Automatically included in all Income Series policies, this option allows three years of coverage increases to help the customer’s benefit keep pace with increases in income.

—>

UPDATE INCREASE BENEFIT RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

BENEFITS

This rider provides UPDATE Increases which will be automatically added to Your Total Disability Monthly Amount shown in the Policy Schedule, without evidence of insurability. This will be done on each UPDATE Increase Date.

If these increases are accepted, the customer will be responsible for the applicable premium for the increased coverage.	—>

These increases are subject to the timely payment of the proper premium. These premiums are based on Your age on the UPDATE Increase Date. They are listed in the Schedule of UPDATE Increases shown in the Policy Schedule.

An UPDATE Increase will only apply to a Disability that starts after the UPDATE Increase Date. It will not apply to a continuation of a prior Disability (see the Recurrent Disability provision of this Policy). If the premium for the Policy is being waived (see the Waiver of Premium Section) on the UPDATE Increase Date, the premium for the increase will also be waived. When You resume paying premiums for the Policy, You must also start paying premiums for the UPDATE Increase.

Refusing an increase will not affect subsequent increase offers that apply.	—>

You may refuse an Increase by notifying Us in writing 30 days prior to the UPDATE Increase Date. Your refusal of an increase will not affect the remaining UPDATE Increases. If the renewal premium that includes the premium for the increase is not paid in full the first time it is billed, We will consider the increase for that date to be refused.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]

Chairman, President and Chief Executive Officer

600-UPDATE
[Graphic: Optional Income Series Benefits]

Catastrophic Disability Benefit

Catastrophic Disability Benefit can be added to all packages

Available with all Income Series policies, this option allows the customer to purchase an additional monthly benefit that can replace up to 100% of prior earnings for any one of three very serious types of disabilities that are likely to increase living expenses:

•      ADL disability

•      Cognitive impairment

•      Presumptive disability

—>

CATASTROPHIC DISABILITY BENEFIT RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

DEFINITIONS

The Catastrophic Benefit is payable monthly for loss of the ability to perform two of the six Activities of Daily Living (ADLs) described here, without standby assistance. Loss of ADLs must be due to injury or sickness.

—>

Activities of Daily Living (ADLs) are:

1.  Bathing – means washing Yourself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

2.  Dressing – means putting on and taking off all items of clothing and any necessary braces, fasteners, or artificial limbs.

3.  Toileting – means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

4.  Transferring – means moving into or out of a bed, chair, or wheelchair.

5.  Continence – means the ability to maintain control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

6.  Eating – means feeding Yourself by getting food into the body from a receptacle (such as plate, cup or table) or by feeding tube or intravenously.

ADL Disabled means that, because of Injuries or Sickness, You are unable to perform two or more Activities of Daily Living (ADLs) without Stand-by Assistance.

Catastrophic Disability or Catastrophically Disabled means that, because of Injuries or Sickness, You are:

1.  Cognitively Impaired and You are receiving Physician’s Care. We will waive this requirement if We receive written proof acceptable to Us that further Physician’s Care would be of no benefit to You; or

2.  ADL Disabled.

Catastrophic Disability Benefit Amount is shown in the Policy Schedule.

Catastrophic Disability Elimination Period is shown in the Policy Schedule.

600-CAT

The Catastrophic Benefit is payable monthly for cognitive impairment as described here.	—>

Cognitive Impairment or Cognitively Impaired means that, because of Injuries or Sickness, You have suffered a deterioration or loss in Your intellectual capacity which requires another person’s assistance or verbal cueing to protect Yourself or others as measured by clinical evidence and standardized tests which reliably measure Your impairment. Such loss in intellectual capacity must result from Injury, Sickness, Alzheimer’s Disease or similar form of senility or irreversible dementia.

Disability or Disabled, as defined in Your Policy, is amended to include Catastrophically Disabled or Presumptively Disabled.

Unum will presume that the customer is disabled and the Catastrophic Benefit will be payable monthly for loss of abilities as described here.	—>

Presumptive Disability or Presumptively Disabled means, that, because of Injuries or Sickness, You suffer the total and permanent loss of:

1.  speech;

2.  hearing in both ears;

3.  sight in both eyes; or

4.  use of both arms, both legs, or one arm and one leg.

Stand-by Assistance means You require the presence of another human being to ensure that all or part of an ADL may be completed safely. Stand-by Assistance may also mean that in order to accomplish an ADL, You need verbal cueing.

BENEFITS

Benefits for Catastrophic Disability

If You are Catastrophically Disabled, We will pay benefits as follows:

The Catastrophic Benefit will be payable after the Elimination Period shown in the Policy Schedule for ADL Disability or cognitive impairment.	—>

1.  Benefits start to accrue on the day of Catastrophic Disability following the Catastrophic Disability Elimination Period.

2.  The Catastrophic Disability Monthly Amount will be paid for as long as Your Catastrophic Disability continues, but not beyond the Maximum Benefit Period for Total Disability.

Benefits for Presumptive Disability

If You are Presumptively Disabled, We will pay benefits as follows:

No Elimination Period will apply for Catastrophic Benefits applicable for Presumptive Disability.	—>

1.  Benefits start to accrue on the day Your Presumptive Disability begins.

2.  The total Disability Monthly Amount and Catastrophic Disability Monthly Amount will be paid for as long as Your Presumptive Disability continues, but not beyond the Maximum Benefit Period for Total Disability.

Proof of Presumptive Disability is required, but there is no requirement for further physician’s care and benefits are payable whether or not the customer is able to earn an income.	—>

You must present satisfactory proof of Your Presumptive Disability loss, but there is no requirement for the continued care of a Physician. We will presume You to be Presumptively Disabled as long as such loss continues, whether or not You are able to work or earn an income.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[Signature]

Chairman, President and Chief Executive Officer

600-CAT
[Graphic: Optional Income Series Benefits]

Social Insurance Substitute (SIS)

Optional Social Insurance Substitute (SIS) Benefit Coordinates Income Series benefits with social insurance benefits.	—>

SOCIAL INSURANCE SUBSTITUTE (SIS) BENEFIT RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

DEFINITIONS

Maximum SIS Benefit is shown in the Policy Schedule.

SIS Benefit is an amount that will be in addition to the Total Disability Monthly Amount. The amount of the SIS Benefit depends on the amount of Your Social Insurance Benefits:

1.  If You receive no Social Insurance Benefits, the SIS Benefit is the Maximum SIS Benefit.

Provides benefits when the customer is disabled and receiving no benefits from Social Insurance programs. Provides for dollar-for-dollar offset of any Social Insurance program benefits the customer receives. (Tiered offset instead of dollar-for-dollar, in NJ and NY.)

—>

2.  If You receive Social Insurance Benefits, the SIS Benefit is the Maximum SIS Benefit minus the Social Insurance Benefits You receive.

3.  If You receive Social Insurance Benefits that are equal to or greater than the Maximum SIS Benefit, the SIS Benefit is zero.

Any legislated automatic increases in Your Social Insurance Benefits during a Disability will not be included in the computing of the SIS Benefit.

SIS Benefit Period is shown in the Policy Schedule.

SIS Elimination Period is shown in the Policy Schedule.

Social Insurance Benefits means payments:

1.  under the federal Social Security Act or any similar federal, state or local government law ( Social Security benefits are paid for disability and retirement as: a) a Primary Insurance Amount (PIA) to You; or b) a PIA to You and a Family Benefit for Your dependents);

2.  under any Workers’ Compensation or Occupational Disease law or similar law;

3.  any state disability or temporary disability law; or

4.  under retirement and disability fund programs of any federal, state, county, municipal or other governmental subdivision.

BENEFITS

If You are Disabled:

1.  The SIS Benefit will start to accrue on the day of Disability after the SIS Elimination Period. It will be added to and paid with the Total Disability Monthly Amount at the end of each month of Disability.

2.  The SIS Benefit will be added for as long as Disability continues, but not beyond the end of the SIS Benefit Period.

600-SIS

PROOF OF SOCIAL INSURANCE BENEFITS

To receive the SIS Benefit, You must give Us satisfactory proof of the status of Your Social Insurance Benefits when and as often as We may reasonably require. When a member of Your family may be entitled to Social Insurance Benefits because of Your Disability, these same proof requirements apply.

The proof for any legislated benefits must include the correspondence You had with the Social Insurance provider. The proof must show that:

1.  You have applied for Social Insurance Benefits to which You may be entitled;

2.  Your claim for these Social Insurance Benefits has been approved, denied or is still pending; and

3.  if denied, You are following any appeals processes available to You. If You are still denied Social Insurance Benefits after completing the appeals process, We can require You to reapply for them as often as is reasonable.

The proof for any retirement and disability fund benefits provided to government employees by any federal, state, county, municipal or other governmental subdivision must include the correspondence You have with Your employer. The proof must show that:

1.  You have applied for the disability benefits to which You may be entitled; and

2.  Your claim for these benefits has been approved, denied or is still pending.

We cannot at any time require You to elect early (or reduced) retirement benefits from Social Security or any other retirement plan for which You may be eligible in order to receive the SIS Benefit.

ATTORNEY FEES REIMBURSEMENT

We will reimburse You for attorney fees You incur for services provided for a hearing before an Administrative Law Judge, a review of the hearing by the Appeals Council, or a civil action in the U.S. District court. The most We will pay for attorney fees during a Disability is an amount equal to the Maximum SIS Benefit. We will not reimburse You for attorney fees for services which were provided before Your initial filing for Social Security benefits is denied, and before You have requested and received a reconsideration of the denial.

The customer does not have to reimburse the company underwriting the coverage for Social Insurance benefits received retroactively.	—>

If You receive a retroactive payment of Social Insurance Benefits, You will not have to return any payments already made by Us.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]

Chairman, President and Chief Executive Officer

600-SIS

[Graphic: Optional Income Series Benefits]

Cost of Living Adjustments (COLA)

Optional Cost of Living Adjustments (COLA) Helps income replacement benefits keep pace with inflation during a disability that has lasted at least 12 months	—>

COST OF LIVING ADJUSTMENTS RIDER

(Applies to benefits payable after the 12th month of Disability)

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

DEFINITIONS

Adjusted Catastrophic Disability Benefit is the Catastrophic Disability Benefit multiplied by the Benefit Factor for a Review Period. An Adjusted Catastrophic Disability Benefit can not:

1.  exceed the Catastrophic Disability Benefit increased by a percentage factor equal to the completed number of Review Periods multiplied by 7%; or

2.  be less than the amount of the Catastrophic Disability Benefit increased by a percentage factor equal to the completed number of Review Periods multiplied by 2%.

After one year of disability, monthly benefit amount(s) will be increased by 2% to 7% each year while disability continues. The actual percentage of increase will be made based on changes in the CPI-U each year.

—>

Adjusted Total Disability Monthly Amount is the Total Disability Monthly Amount multiplied by the Benefit Factor for a Review Period. An Adjusted Total Disability Monthly Amount can not:

1.  exceed the Total Disability Monthly Amount increased by a percentage factor equal to the completed number of Review Periods multiplied by 7%; or

2.  be less than the amount of the Total Disability Monthly Amount increased by a percentage factor equal to the completed number of Review Periods multiplied by 2%.

Benefit Factor is determined by dividing the CPI-U for the latest Index Month by the CPI-U for the first Index Month. We will compute it on each Review Date during a Disability. It will apply to the Review Period that follows.

This section contains information about the CPI-U on which benefit increases are based.	—>

CPI-U means the Consumer Price Index for All Urban Consumers. It is published by the United States Department of Labor. If the CPI-U is discontinued or if its method of computation is changed, We may use another nationally published index. We will choose an index which is similar in scope and purpose to the CPI-U. The CPI-U will then mean the index which is chosen.

Index Month means the calendar month three months prior to a Review Date. But, the first Index Month means the calendar month three months prior to the start of a Disability. We will measure all changes in the CPI-U from the first Index Month.

Review Date means each anniversary date of the start of Disability.

Review Period means a one year period ending on a Review Date.

Total Disability Monthly Amount is shown in the Policy Schedule. It can be increased by a “Social Insurance Substitute (SIS) Benefit” if it is included in Your policy and when it is applicable.

600-COLA

BENEFITS

If Injuries or Sickness results in a Disability that lasts at least 12 months, We will compute Cost of Living Adjustments on each Review Date. Monthly benefits which thereafter accrue during that Disability will be adjusted as follows:

1.	On each Review Date, We will compute the Benefit Factor and the Adjusted Total Disability Monthly Amount for the Review Period that follows.

2.	For any Total Disability Monthly Amount that accrues during a Review Period, We will pay instead the Adjusted Total Disability Monthly Amount.

3.	For any Catastrophic Disability Benefit (if included in Your Policy,) that accrues during a Review Period, We will pay instead the Adjusted Catastrophic Disability Benefit.

4.	We will adjust any Residual Disability Monthly Amount, Gainful Occupation Benefit or Recovery Benefit, if included in Your policy, which accrues during a Review Period. To do this, We will use the Adjusted Total Disability Monthly Amount in the formula to determine each benefit that is to be paid during that Review Period. It will be used in the formula instead of the Total Disability Monthly Amount.

5.	Computations of Cost of Living Adjustments will end on the earliest of:

a.	the end of the Disability (see definition of Disability);
b.	the end of a benefit period; or
c.	Your 65th birthday.

If the computations end because of (a) or (b) above, benefit amounts will revert to those shown in the Policy Schedule. Benefits payable for the first 12 months of a new Disability will not include a Cost of Living Adjustment. A new first Index Month and Review Date will apply to each new Disability that lasts more than 12 months.

If the computations end because of (c) above and if any benefits continue to be payable after that date for a Disability that started before Your 64th birthday, We will apply to those benefits the Benefit Factor that last applied before Your 65th birthday.

We will compute a Benefit Factor on the first Review Date for a Disability that starts between Your 64th and 65th birthdays. This factor will continue to apply to any benefits paid during that Disability.

600-COLA

[Graphic: Optional Income Series Benefits]

If monthly benefits(s) have increased during disability through COLA, after the customer returns to work, he or she can increase coverage to the level achieved through the last COLA adjustment.	—>

QUALIFIED RIGHT TO INCREASE TOTAL DISABILITY MONTHLY AMOUNT TO ADJUSTED AMOUNT

You may increase benefits when You return to active and gainful full-time work after the end of a Disability during which Cost of Living Adjustments were made. You may increase to the amount of the Adjusted Total Disability Monthly Amount (less any SIS Benefit if included) or Adjusted Catastrophic Disability Monthly Amount whatever applies to Your Disability which was used to determine the last monthly claim payment, if:

1.  You have not reached Your 60th birthday on the date You elect the increase; and

2.  within 90 days after the Disability ends, You make application to use on a form which We will furnish You upon request. On this form, You must confirm that You are actively and gainfully employed full-time. Other evidence of insurability will not be required.

The effective date of the increase will be the first of the month after We approve Your application for the increase. The required additional premium must be paid within 31 days of that date. Later premiums for the increase must be paid as part of the renewal premiums for the policy.

The premium for the increase will be based on Your attained age at the time of the increase. It will also be based on our table of premium rates then in effect.

The increase in benefit will apply to new Disabilities which start after the effective date of the increase.

If You do not elect and obtain this increase, the Total Disability Monthly Amount will revert to the amount shown in the Policy Schedule for new Disabilities.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]

Chairman, President and Chief Executive Officer

600-COLA

Future Income Option (FIO)

Optional Future Income (FIO) increases Help coverage keep pace with income increases, by guaranteeing the right to apply for increases in addition to Update increases, without medical underwriting.	—>

FUTURE INCOME OPTION (FIO) RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

DEFINITIONS

The increase available will be based on either of these earned income average situations most advantageous to the customer.	—>

Earned Income means the greater of the average of Your Monthly Earnings:

1.  For the 12 months just prior to the date of Your request for an increase in the Total Disability Monthly Amount; or

2.  For the fiscal year with the highest earnings of the last two fiscal years prior to the date of Your request.

FIO Expiration Date is shown in the Policy Schedule.

FIO Option Date means each even numbered anniversary of the Effective Date that occurs on or before the FIO Expiration Date. If an FIO Option Date does not coincide with a renewal date for this Policy, the FIO Option Date will change to coincide with the next renewal date thereafter.

Unit of Increase is an amount by which the Total Disability Monthly Amount can be increased on an FIO Option Date. That amount is show in the Policy Schedule. The maximum number of Units of Increase is also shown in the Policy Schedule.

BENEFIT

You may apply for up to one Unit of Increase as of any FIO Option Date. You may apply for part of a Unit of Increase as of any FIO Option Date.

If one of the available increases is not used or if only part of it is used, the customer can carry over the unused amount to the next FIO date.	—>

If all or part of a Unit of Increase is not used as of an FIO Option Date, You may carry it over and apply for it on the next FIO Option Date, but You can not carry it over beyond that FIO Option Date.

To use all or part of a carried-over Unit of Increase, You must also exercise all of Your current Unit of Increase. The total number of Units of Increase exercised can never exceed the maximum number of Units of Increase shown in the Policy Schedule.

The customer can apply for a one-time extra unit of increase on any FIO date before reaching the age of 42.	—>

On any FIO Option Date prior to age 42, You may also apply for up to one added Unit of Increase if You are not Disabled and You exercise all of Your current Unit of Increase. This added Unit of Increase may not be exercised more than once.

If You qualify, We will increase Your Total Disability Monthly Amount by the amount for which You apply.

600-FIO

[Graphic: Optional Income Series Benefits]

TO QUALIFY FOR AN INCREASE

You will qualify for an increase if at the time You apply:

1. Your Earned Income is sufficient for an increase. This will be determined by Our published underwriting rules and issue and participation limits in effect at the time You apply; and

2.  The sum of all Your disability income coverage, after the increase, is not more than the maximum coverage We offer to new applicants of Your class of risk. This will be determined by Our published underwriting rules and issue and participation limits in effect at the time You apply. The sum of Your disability income coverage will be determined by adding up the benefits You would receive from:

a. Us;
b. Any other insurer; and
c. Any government agency.

To qualify for an increase, the customer submits only financial evidence that earnings have increased. No medical qualification is required.	—>	We may require proof of Your Earned Income. This could include tax returns or other proof that We may require. APPLICATION FOR AN INCREASE

You may apply for an increase as of any FIO Option Date. You may apply for no more than one Unit of Increase during any continuing Disability.

WHEN AN INCREASE IS EFFECTIVE

An increase in Your Total Disability Monthly Amount under this option will be effective as of the applicable FIO Option Date; however, if Your application for an increase in Your Total Disability Monthly Amount is dated within 31 days after the FIO Option Date, then the effective date of an increase in Your Total Disability Monthly Amount under this option will be effective as of the date of

The customer can apply for one unit of increase even while disabled. That increase will apply to the benefit paid during any subsequent disability, but not to the current period of disability.	—>

Your application. If the FIO Option Date upon which an increase is selected occurs while you are Disabled, the increased Total Disability Monthly Amount will only apply to a new and separate Disability.

THE PREMIUM

The premium for each increase will be at the rate for Your age on the applicable FIO Option Date. To determine Your premium, We will use either:

1. Your class of risk on the Effective Date of Your Policy; or
2. Your class of risk on the effective date of the increase;

whichever is more favorable to You. You must make the first payment of the premium for an increase to Our Home Office. You must do this no later than 31 days after the FIO Option Date.

Also, if the premium for Your Policy is being waived on the FIO Option Date, You will not have to pay the premium for the increase until the premium for Your Policy becomes payable again. 600-FIO

TERMINATION

This rider will end:

1.	On the FIO Expiration Date;
2.	When the total of all increases in the Total Disability Monthy Amount equals the value of the maximum Units of Increase shown in the Policy Schedule;
3.	If the premium for Your Policy or this rider is not paid on time;
4.	Upon Your written request to end this rider; or
5.	On the date Your Policy terminates;

whichever happens first.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]

Chairman, President and Chief Executive Officer

600-FIO

[Graphic: Optional Income Series Benefits]

LTD Insurability

Optional LTD Insurability

Available to customers who have LTD at the time the individual income protection policy is purchased. With this rider, if the individual later loses access to LTD benefits, he or she can increase individual coverage without medical evidence of insurability.

—>

LTD INSURABILITY OPTION RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

DEFINITIONS

Earned Income means the greater of the average of Your Monthly Earnings:

1.  For the 12 months just prior to the date of Your request for an increase in the Total Disability Monthly Amount; or

2.  For the fiscal year with the highest earnings of the last two fiscal years prior to the date of Your request.

LTD Expiration Date is shown in the Policy Schedule.

LTD Insurability Increase Amount is the amount by which the Total Disability Monthly Amount can be increased during the LTD Insurability Option Period. That amount is shown in the Policy Schedule.

This rider can be exercised if access to LTD is lost due to a job change or because the employer’s plan is reduced or terminated without replacement.	—>

LTD Insurability Option Date means:

1.  The date Your employment relationship ends with an employer that has a group long term disability in force under which You are covered at the time Your employment terminates; or

2.  The date on which the group long term disability plan terminates or is reduced with no intention of its subsequent equivalent replacement.

LTD Insurability Option Period means the 90 day period that begins on the LTD Insurability Option Date.

BENEFITS

This rider can be exercised even if access to LTD is lost during a disability. The increased individual coverage will apply to the individual policy benefit paid during any subsequent disability, but not to the current period of disability.

—>

During the LTD Insurability Option Period, You have the right to increase Your Total Disability Monthly Amount. If an LTD Insurability Option Date occurs during a Disability, You may apply for an increase to Your Total Disability Monthly Amount. You may apply to increase Your Total Disability Monthly Amount by all or part of the LTD Insurability Increase Amount shown in the Policy Schedule. If We approve Your application for an increase, the increased Total Disability Monthly Amount will apply only to a new and separate Disability.

600-TL

TO QUALIFY FOR AN INCREASE

The ability to increase the individual benefit will depend on the customer meeting Unum’s income requirements and on the maximum coverage available to new applicants in his or her risk class. We may require proof of income, even though no medical qualification will be required.

—>

You will qualify for an increase if at the time You apply:

1.  Your Earned Income is sufficient for an increase. This will be determined by Our published underwriting rules and issue and participation limits in effect at the time You apply; and

2.  The sum of all Your disability income coverage, after the increase, is not more than the maximum coverage We offer to new applicants of Your class of risk. This will be determined by Our published underwriting rules and issue and participation limits in effect at the time You apply. The sum of Your disability income coverage will be determined by adding up the benefits You would receive from:

a.  Us;

b.  Any other insurer; and

c.  Any government agency.

We may require proof of Your Earned Income. This could include tax returns or other proof that We may require.

WHEN AN INCREASE IS EFFECTIVE

An increase in Your Total Disability Monthly Amount under this option will be effective as of LTD Insurability Option Date. However, if Your application for an increase in Your Total Disability Monthly Amount is dated within 31 days after the LTD Insurability Option Date, then the effective date of an increase in Your Total Disability Monthly Amount under this option will be effective as of the date of Your application. If the LTD Insurability Option Date upon which an increase is elected occurs while You are Disabled, the increased Total Disability Monthly Amount will only apply to a new and separate Disability.

THE PREMIUM

The new premium after an increase will depend either on the customer’s risk class when the original individual coverage became effective or on the customer’s risk class when the increase became effective–whichever is more advantageous for the individual.

—>

The premium for each increase will be at the rate for Your age on the LTD Insurability Option Date. To determine Your premium, We will use either:

1.  Your class of risk on the Effective Date of Your Policy; or

2.  Your class of risk on the effective date of the increase;

whichever is more favorable to You.

You must make the first payment of the premium for an increase to Our Home Office. You must do this no later than 31 days after the LTD Insurability Option Date.

Also, if the premium for Your Policy is being waived, You will not have to pay the premium for the increase until the premium for Your Policy becomes payable again.

[Graphic: Optional Income Series Benefits]

TERMINATION

This rider will end:

1.	On the LTD Expiration Date;
2.	When the total of Your increases under this rider equals the LTD Insurability Increase Amount;
3.	If the premium for Your Policy or this rider is not paid on time;
4.	Upon Your written request to end this rider; or
5.	On the date Your Policy terminates;

whichever	happens first.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]

Chairman, President and Chief Executive Officer

Option To Increase Lifetime Continuation

Optional Lifetime Continuation Increase (LCOI)

Available at the time of the original application for income protection, this rider allows the customer to purchase a higher long-term care (LTC) benefit when income protection is exchanged for LTC insurance. No evidence of insurability will be required at the time of the exchange.

—>

LIFETIME CONTINUATION OPTION INCREASE (LCOI) RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

DEFINITIONS

As used in this rider:

LCOI Option Date means the date You exchange Your Policy for a Long Term Care Policy under the Lifetime Continuation Option.

The LTC benefit available through the base policy Lifetime Continuation benefit exchange is $3,000 per month. This rider allows the customer to increase the LTC benefit above that level. The amount of increase purchased is shown in the Policy Schedule (page 6 of this specimen).

—>

LCOI Option Amount is the maximum amount by which You can increase the Long Term Care Benefit Amount on the LCOI Option Date. It is shown in the Policy Schedule.

Long Term Care Benefit Amount is the benefit amount We will issue to You under the Lifetime Continuation Option provision. It is shown in the Policy Schedule.

BENEFITS

On the LCOI Option Date, You may increase the Long Term Care Benefit Amount up to the full LCOI Amount, without submitting evidence of insurability. In no event will We increase the Long Term Care Benefit Amount by more than the LCOI Amount.

PREMIUM

The premium for the LCOI Amount will be at the rate for Your age on the Option Date.

TERMINATION

This rider will end:

1.  When You exchange Your Policy for a Long Term Care Policy under the Lifetime Continuation Option Benefit;

2.  If the premium for Your Policy or this option is not paid on time;

3.  Upon Your written request to end this option; or

4.  On the date Your Policy terminates;

whichever happens first.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]

Chairman, President and Chief Executive Officer

600-LCOI

Availability varies by state for this option. Not available in WA and CT. See your Unum marketing consultant for details that apply in your area.

[Graphic: Optional Income Series Benefits]

Additional Monthly Indemnity (AMI)

Optional Additional Monthly Indemnity (AMI)

Adds flexibility to the individual coverage by allowing the customer to set up part of his or her total benefit with a different Elimination Period or Benefit Period, so that the policy benefits can coordinate with benefits payable from other sources.

—>

ADDITIONAL MONTHLY INDEMNITY RIDER

This rider is a part of Your Policy to which it is attached. This benefit is subject to the terms and conditions of this rider and the rest of the Policy. All provisions of Your Policy apply to this rider and remain the same except where We change them by this rider.

This rider is effective on the Effective Date of Your Policy or the Rider Effective Date, whichever is later.

Your Policy is amended by adding or changing the following provisions:

BENEFITS

If You become Totally Disabled after the Rider Effective Date, We will pay benefits as follows:

1.  Benefits start to accrue on the day of Total Disability following the Elimination Period.

2.  The Total Disability Monthly Amount shown in this rider will be paid for as long as Your Total Disability continues, but not beyond the Maximum Benefit Period for Total Disability also shown in this rider.

These benefits are payable in addition to the other benefits provided by Your Policy.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

[SIGNATURE]

Chairman, President and Chief Executive Officer

600-AMI

[UNUM LOGO]

Coverage described in this booklet underwritten by

UnumProvident Corporation subsidiary:

Provident Life and Accident Insurance Company

1 Fountain Square, Chattanooga, TN 37402

www.unum.com

Unum is the marketing brand of UnumProvident Corporation.

©2000 UnumProvident Corporation. Unum®, the lighthouse logo,

and “Protecting everything you work for®” are registered trademarks of UnumProvident Corporation. All rights reserved.

A-32402 (8-00)

Agency/Broker: 010306-0033

PATRICK LEE TRAMMELL

C O V E R A G E    S U M M A R Y

Insured: RONALD V CONGEMI	Date of Birth: 03/03/47 (54)
Risk No: 00121465	Social Security No: xxx-xx-xxxx
CONCORD EFS INC

Net Discounted Premiums:
$13,773.11 (Annual)	Policy Number: 06-5880448
$7,162.02 (Semi-annual)	Policy Form: 600
$3,581.00 (Quarterly)	Effective Date: December 1, 2001
$1,191.37 (Monthly)	Class: A1 Smoker
Premium Term: Annual
State App Signed: TN
*00G0105880448003023*
PLAN	BENEFIT AMOUNT	ELIMINATION PERIOD (Days)	BENEFIT PERIOD	TERM PREMIUM
ADL-CAT	$ 8,000	90	65-65/2A	$480.80
BASIC	$15,000	90	65-65/2A	$11,319.01
SELECT
CHOICE
COLA/CPI				$1,933.30
LC				$.00
			POL FEE	$40.00
			TOTAL	$13,773.11

S P E C I A L    N O T E S

Issued With Exclusion:	Reconsider Date:
XX9-SEE 1330 Page	12/06/02

Issued Sub-standard

Issued with Amendment Forms
1251-COV , 1251-INC , 1251-AM , 1251-AMCO
Policy rewrite from:		BACK EXCLUSION
06-400-5247428 dated September 1, 2000
06-400-5247673 dated September 1, 2000

Agency/Broker: 010306-0033

PATRICK LEE TRAMMELL

C O V E R A G E    S U M M A R Y

Insured: EDWARD T HASLAM	Date of Birth: 01/31/53 (48)
Risk No: 00121465	Social Security No: xxx-xx-xxxx
CONCORD EFS INC
Net Discounted Premiums:
$5,272.60 (Annual)	Policy Number: 06-5880450
$2,741.75 (Semi-annual)	Policy Form: 600
$1,370.88 (Quarterly)	Effective Date: December 1, 2001
$456.08 (Monthly)	Class: A1 Nonsmoker
Premium Term: Annual
State App Signed: TN
*00G0105880450002939*

PLAN	BENEFIT AMOUNT	ELIMINATION PERIOD (Days)	BENEFIT PERIOD	TERM PREMIUM
ADL-CAT	$8,000	90	5-5/2A	$340.29
BASIC	$9,667	90	5-5/2A	$4,932.32
SELECT
CHOICE
LC				$.00
			POL FEE	$.00
			TOTAL	$5,272.61

S P E C I A L    N O T E S

Issued as Special Class	SPECIAL CLASS %-30% RECONSIDER DATE-PERM

Issued With Exclusion:	Reconsider Date:
RJ0-SINUSITIS	PERM
See Policy Schedule for Waiver wording

Issued Sub-standard

Issued with Amendment Forms
1251-COV, 1251-INC , 1251-AMCO

Agency/Broker: 010306-0033

PATRICK LEE TRAMMELL

C O V E R A G E    S U M M A R Y

Insured: DAN M PALMER	Date of Birth: 02/28/43 (58)
Risk No: 00121465	Social Security No: xxx-xx-xxxx
CONCORD EFS INC

Net Discounted Premiums:
$11,892.47 (Annual)	Policy Number: 06-5880445
$ 6,184.09 (Semi-annual)	Policy Form: 600
$ 3,092.04 (Quarterly)	Effective Date: December 1, 2001
$ 1,028.70 (Monthly)	Class: A1 Nonsmoker
Premium Term: Annual
State App Signed: TN

PLAN	BENEFIT AMOUNT	ELIMINATION PERIOD (Days)	BENEFIT PERIOD	TERM PREMIUM
ADL-CAT	$ 8,000	90	65-65/2A	$470.40
BASIC	$15,000	90	65-65/2A	$10,311.59
SELECT
CHOICE
COLA/CPI				$1,070.48
LC				$.00
			POL-FEE	$40.00
			TOTAL	$11,892.47

S P E C I A L    N O T E S

Issued Standard

Issued with Amendment Forms

    1251-INC , 1251-AMCO

Agency/Broker: 010306-0033

PATRICK LEE TRAMMELL

C O V E R A G E    S U M M A R Y

Insured: CHRIS RECKERT	Date of Birth: 10/31/62 (38)
Risk No: 00121465	Social Security No: xxx-xx-xxxx
CONCORD EFS INC

Net Discounted Premiums:
$2,462.17 (Annual)	Policy Number: 06-5880444
$1,280.33 (Semi-annual)	Policy Form: 600
$640.16 (Quarterly)	Effective Date: December 1, 2001
$212.98 (Monthly)	Class: A1 Nonsmoker
Premium Term: Annual
State App Signed: TN

PLAN	BENEFIT AMOUNT	ELIMINATION PERIOD (Days)	BENEFIT PERIOD	TERM PREMIUM
ADL-CAT	$5,208	90	65-65/2A	$117.90
BASIC	$5,625	90	65-65/2A	$1,754.53
SELECT
CHOICE
COLA/CPI				$549.74
LC				$.00
			POL FEE	$40.00
			TOTAL	$2,462.17

S P E C I A L    N O T E S

Issued Not as Applied For

Issued with Amendment Forms

    1251-INC , 1251-AMCO